Exhibit 99.1

Copy of Remarks of Allen B. King

at 2003 Tobacco Supplier Conference, May 13, 2003.

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

I AM PLEASED TO BE HERE TODAY TO DISCUSS OUR BUSINESS AND OUR STRATEGIES. BUT BEFORE I DO, I MUST CAUTION YOU THAT I WILL BE MAKING SOME FORWARD LOOKING STATEMENTS TODAY. THOSE STATEMENTS ARE BASED ON OUR ESTIMATES AND CERTAIN ASSUMPTIONS ABOUT FUTURE EVENTS. I URGE YOU TO READ OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2002, FOR A BETTER UNDERSTANDING OF THE MANY FACTORS THAT CAN INFLUENCE OUR RESULTS.

SINCE SOME OF YOU MAY NOT HAVE DETAILED KNOWLEDGE ABOUT UNIVERSAL CORPORATION, I WILL BEGIN BY BRIEFLY DESCRIBING OUR BUSINESSES AND THE “SIZE AND SHAPE” OF OUR COMPANY.

IN FISCAL YEAR 2002, UNIVERSAL HAD REVENUES OF $2.5 BILLION FROM OPERATIONS IN TOBACCO, LUMBER DISTRIBUTION, AND AGRI-PRODUCTS. WE ARE THE WORLD’S LARGEST INDEPENDENT TOBACCO MERCHANT. WE ALSO HAVE A SIGNIFICANT POSITION IN LUMBER AND BUILDING PRODUCTS DISTRIBUTION IN THE NETHERLANDS, AND IN A NUMBER OF AGRI-PRODUCTS OPERATIONS FOCUSED ON NICHE MARKETS. IN FISCAL YEAR 2002, OUR TOBACCO SEGMENT ACCOUNTED FOR 62 % OF OUR REVENUES AND 84% OF OPERATING PROFITS, AND THAT IS WHY WE WILL FOCUS MOST OF OUR ATTENTION ON OUR TOBACCO BUSINESS TODAY.

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

AS A TOBACCO MERCHANT, WE SERVE AS THE INTERMEDIARY BETWEEN THE TOBACCO FARMER AND THE PRODUCT MANUFACTURER. WE BUY CURED LEAF TOBACCO AT AUCTION OR DIRECTLY FROM GROWERS. WE PROCESS IT BY REMOVING THE STEM, NON-TOBACCO MATERIAL, AND EXCESS MOISTURE, AND THEN WE PACK THE VARIOUS GRADES OF PROCESSED LEAF FOR SHIPMENT TO OUR CUSTOMERS, WHO ARE THE MANUFACTURERS OF CIGARETTES, CIGARS, AND OTHER TOBACCO PRODUCTS.

WE HANDLE ALL OF THE MAJOR TYPES OF CIGARETTE TOBACCO, INCLUDING FLUE-CURED, BURLEY, AND ORIENTAL. THESE THREE TYPES ARE COMBINED TO FORM THE SO-CALLED AMERICAN BLEND OF TOBACCOS FOR CIGARETTES. WE ARE ALSO A MAJOR SUPPLIER OF THE VARIOUS DARK TOBACCOS, WHICH ARE USED FOR MAKING CIGARS, PIPE BLENDS, AND SMOKELESS PRODUCTS.

WE BUY TOBACCO IN EVERY MAJOR PRODUCING AREA OF THE WORLD AND PROCESS IT MAINLY IN OUR OWN FACTORIES WHICH EMPLOY STATE-OF-THE-ART TECHNOLOGY. THIS YEAR WE ARE NEARING COMPLETION OF A NEW, ADVANCED PROCESSING CENTER IN NASH COUNTY, NORTH CAROLINA, WHICH WILL BRING OUR U.S. CAPABILITIES TO THE LEVEL THAT EXISTS IN ALL OF OUR OTHER MAJOR REGIONS. BECAUSE WE HAVE A STRONG PRESENCE IN THE MAIN GROWING AREAS, EFFICIENT PROCESSING FACILITIES, AND MULTIPLE CUSTOMERS, WE ARE ABLE TO ACHIEVE ECONOMIES OF SCALE THAT WOULD BE

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

IMPOSSIBLE FOR INDIVIDUAL MANUFACTURERS TO ACHIEVE ON THEIR OWN. THAT IS WHY MOST OF THE WORLD’S MAJOR MANUFACTURERS DEPEND ON US TO PROVIDE THIS IMPORTANT SERVICE.

OUR MARKET IS THE WORLD; WE SELL TOBACCO TO ALL OF THE MAJOR MULTINATIONAL MANUFACTURERS, AND MOST OF OUR BUSINESS IS WITH THESE LARGE CUSTOMERS. IN FACT, ABOUT 75% OF OUR FLUE-CURED, BURLEY, AND ORIENTAL TOBACCO VOLUME IN FISCAL YEAR 2002 WAS SOLD TO, OR PROCESSED FOR, THE LARGEST SEVEN MULTINATIONAL CIGARETTE MANUFACTURERS.

THERE IS GROWTH IN CONSUMPTION OF TOBACCO PRODUCTS WORLDWIDE. TOTAL PRODUCTION OF CIGARETTES HAS BEEN GROWING AT ABOUT 0.5% ANNUALLY OVER THE LAST TEN YEARS. HOWEVER, THE RATE OVER THE LAST TWO YEARS HAS BEEN SOMEWHAT HIGHER—AT ABOUT 1%. THE GROWTH IN THE CONSUMPTION OF AMERICAN BLEND TYPE CIGARETTES IS HIGHER YET AS THE MULTINATIONAL MANUFACTURERS CONTINUE TO GAIN SHARE IN WORLD MARKETS FOR THE PREMIUM BRANDS THAT YOU ARE FAMILIAR WITH, SUCH AS MARLBORO, CAMEL, WINSTON, AND MANY MORE.

AS YOU CAN SEE, TOBACCO SUPPLY CAN BE VOLATILE DUE TO THE EFFECTS OF WEATHER, POLITICS, AND GOVERNMENT POLICY, AMONG OTHER FACTORS. LARGE CROPS WERE PRODUCED IN THE EARLY NINETIES TO MEET AN

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

ANTICIPATED, BUT SHORT-LIVED, MARKET DEMAND FROM THE FORMER SOVIET UNION, WHICH LED TO OVERPRODUCTION AND A BUILDUP IN UNSOLD INVENTORIES OF LEAF. BUT IN RECENT YEARS, LEAF TOBACCO MARKETS HAVE BEEN IN BALANCE AS PRODUCTION HAS REMAINED RELATIVELY CLOSE TO LEAF UTILIZATION.

BUT AS YOU CAN SEE, A BRIEF PERIOD OF SURPLUS PRODUCTION DID OCCUR IN THE LATE NINETIES, AND LED TO AN ACCUMULATION OF UNSOLD INVENTORIES, HELD PRIMARILY BY OTHER DEALERS AND GOVERNMENT AGENCIES. WE BELIEVE THAT THE LEVEL OF UNCOMMITTED STOCKS PROVIDES A GOOD INDICATION OF THE CONDITION OF WORLD MARKETS. OUR POLICY IS TO MAINTAIN UNCOMMITTED INVENTORIES AT RELATIVELY LOW LEVELS—NOT TO BUY TOBACCO THAT WE DO NOT EXPECT TO SELL QUICKLY.

IN OUR TOBACCO BUSINESS, WE DO NOT HAVE A SIGNIFICANT EXPOSURE TO INTEREST RATE RISK BECAUSE INTEREST ON TOBACCO PURCHASED FOR A CUSTOMER IS PAID BY THAT CUSTOMER. WE THEREFORE TAKE VERY LITTLE INTEREST RATE RISK ON COMMITTED STOCKS. BUT WE ARE CONCERNED WITH RELATIVE INTEREST RATES, AND WE WORK TO MAINTAIN OUR STRONG CREDIT RATINGS IN ORDER TO PROVIDE COMPETITIVE RATES OF FINANCING TO OUR CUSTOMERS.

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

IN ADDITION, LEAF TOBACCO IS SOLD IN DOLLARS IN EXPORT MARKETS WORLDWIDE. SO ALTHOUGH CURRENCY FLUCTUATION CAN AFFECT OUR COSTS IN A PARTICULAR MARKET, WE ARE NOT TAKING CURRENCY RISK WHEN WE PURCHASE TOBACCO FOR A CUSTOMER.

I WOULD LIKE TO COMMENT ON SOME RECENT CHANGES IN THE UNITED STATES, WHICH HAD A SIGNIFICANT IMPACT ON OUR REVENUES. TWO YEARS AGO, IN AN EFFORT TO IMPROVE THE EFFICIENCY OF THE U.S. MARKETING SYSTEM, THE MAJOR MANUFACTURERS BEGAN TO PURCHASE TOBACCOS DIRECTLY FROM FARMERS UNDER CONTRACT, RATHER THAN HIRING DEALERS TO PURCHASE TOBACCO FOR THEM AT AUCTION. THEY HAVE CONTINUED TO EMPLOY THE DEALER COMPANIES LIKE UNIVERSAL TO PROCESS THIS TOBACCO FOR THEM. PURCHASES AT AUCTION IN THE UNITED STATES REPRESENTED A VERY LARGE PORTION OF OUR REVENUES BECAUSE WE TOOK TITLE TO THE TOBACCO, ALBEIT VERY BRIEFLY, SO THE CHANGE IN THE UNITED STATES HAS REDUCED REVENUES CONSIDERABLY.

IN FACT TODAY, TOBACCO REVENUES ARE ABOUT HALF WHAT THEY WERE IN 1997. ON THE OTHER HAND, OPERATING INCOME IN 2002 WAS ABOUT $16 MILLION LOWER THAN THAT OF 1997, IN PART BECAUSE THE 2002 NUMBER INCLUDED ABOUT $18 MILLION IN UNUSUAL CHARGES RELATED TO DEVALUATION IN ARGENTINA AND CONSOLIDATION EXPENSES IN THE UNITED STATES.

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

OUR TOBACCO OPERATING MARGIN INCREASED FROM 7.2% IN 1997 TO 13% IN 2002, PRIMARILY BECAUSE OF THE CHANGE IN THE U.S. MARKET STRUCTURE, AND BECAUSE WE NOW RECORD ONLY THE VALUE OF THE SERVICES PROVIDED TO THESE U.S. CUSTOMERS INSTEAD OF THE ENTIRE COST OF THE TOBACCO.

CROP SIZES VARY OVER THE YEARS PRESENTED, AND YOU CAN SEE THE BENEFITS OF ADEQUATE CROP SIZES ON OUR PROFITABILITY. FISCAL YEAR 1998 REFLECTS THE SALE OF LARGE CROPS OF FLUE-CURED AND BURLEY, WHILE FISCAL YEAR 2002 REFLECTS SALES OF MUCH SMALLER CROPS IN A NUMBER OF AREAS. FLUE-CURED AND BURLEY CROPS OUTSIDE CHINA THAT WERE SOLD IN FISCAL YEAR 2002 WERE EACH ABOUT 18% LOWER THAN THE CROPS THAT WERE GROWN FOR FISCAL YEAR 1998. THAT 18% REDUCTION IN CROP SIZE ACCOUNTS FOR MOST OF THE CHANGE IN OPERATING INCOME BETWEEN 1998 AND 2002 IN ADDITION TO $18 MILLION IN CHARGES THAT I MENTIONED EARLIER.

TOBACCO RESULTS FOR THE NINE MONTHS WERE ABOUT $4 MILLION LOWER THAN LAST YEAR, PRIMARILY BECAUSE OF THE SIGNIFICANT DECLINE IN AFRICAN SHIPMENTS AND LOWER OLD CROP ORIENTAL LEAF SALES. SOUTH AMERICAN VOLUMES WERE UP SHARPLY FOR THE NINE MONTHS, WITH LARGE VOLUME INCREASES RECORDED IN BOTH BRAZIL AND ARGENTINA. STRONG DEMAND FOR BRAZILIAN LEAF CONTINUES TO BE DRIVEN BY EFFORTS BY

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

MANUFACTURERS TO REPLACE VOLUMES LOST IN ZIMBABWE DUE TO THE CONTINUING POLITICAL TURMOIL IN THAT COUNTRY. ARGENTINE LEAF HAS BECOME MORE ATTRACTIVE IN WORLD MARKETS AS A RESULT OF THE DEVALUATION OF THE PESO. DARK TOBACCO LEAF SALES WERE LOWER BOTH IN THE QUARTER AND IN THE NINE MONTHS REFLECTING LOWER VOLUMES IN BOTH PERIODS.

OUR LUMBER AND BUILDING PRODUCTS DISTRIBUTION BUSINESS LEADS THE DUTCH MARKET. WE SELL SOFTWOOD AND HARDWOOD LUMBER AND PLYWOOD TO SMALL AND MEDIUM CONTRACTORS. WE SELL PANEL PRODUCTS, MOLDINGS, DOORS, GARDEN HOUSES, AND CEILING MATERIALS TO THE DO-IT-YOURSELF MARKET, AND WE ALSO SELL HIGH QUALITY, TAILOR-MADE PRODUCTS TO LARGE INDUSTRIAL USERS AND CONTRACTORS. THIS BUSINESS HAD JUST OVER $500 MILLION IN SALES IN FISCAL 2002.

RESULTS FOR THE LUMBER DISTRIBUTION BUSINESS HAVE BEEN REMARKABLY STABLE THROUGH THE PERIOD WHEN THE U.S. DOLLAR APPRECIATED BY OVER 50% AGAINST THE EURO LEGACY CURRENCY – THE DUTCH GUILDER. THE LOWER PERFORMANCE IN 1998 WAS CAUSED BY THE COMBINATION OF THE STRONGER U.S. DOLLAR AND THE UNUSUAL, SIMULTANEOUS DECLINE IN PRICES FOR SOFTWOOD, HARDWOOD, AND PLYWOOD. IN THE LAST THREE QUARTERS, WE HAVE SEEN SLOWING IN THE ECONOMY IN THE NETHERLANDS, WHICH HAS

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

SIGNIFICANTLY REDUCED CONSTRUCTION ACTIVITY. HOWEVER, THE STRENGTHENING OF THE EURO SINCE LAST SPRING HAS PARTIALLY OFFSET THE EFFECT OF THAT DECLINE ON TRANSLATION TO THE U.S. DOLLAR. FOR THE LAST NINE MONTHS, REVENUES IN DOLLAR TERMS HAVE IMPROVED WHILE OPERATING PROFITS HAVE DECLINED BY ABOUT 8%.

OUR AGRI-PRODUCTS GROUP IS COMPOSED OF A NUMBER OF SMALLER NICHE OPERATIONS. WE ARE THE WORLD’S LARGEST INDEPENDENT TEA DEALER, SUPPLYING TEA PACKERS AROUND THE WORLD. WE ARE ALSO A WORLD MARKET LEADER IN CONFECTIONERY SUNFLOWER SEEDS, WHICH WE SELL AS BIRD FOOD AND ALSO TO THE BAKERY AND SNACK INDUSTRIES. WE IMPORT NUTS AND DRIED FRUITS INTO THE UNITED STATES AND TRADE RUBBER AS WELL AS CANNED MEATS AND FROZEN FOOD. SINCE 1999, THIS BUSINESS HAS ENCOUNTERED DIFFICULT MARKET CONDITIONS IN TEA AND RUBBER AND INTENSE COMPETITION ON EXPORTS OF SUNFLOWER SEEDS. THOSE DIFFICULT MARKETS HAVE NOT IMPROVED.

IN THE CURRENT FISCAL YEAR, WE ARE SEEING STRONG RESULTS FROM OUR DRIED FRUIT AND NUTS GROUP HERE IN THE UNITED STATES. NONETHELESS, FOR THE LAST NINE MONTHS, RESULTS ARE STILL DOWN. WE HAVE SEEN POOR SUNFLOWER SEED CROPS IN THE UNITED STATES, AND TEA AND CANNED MEATS CONTINUE TO SUFFER FROM DIFFICULT MARKETS.

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

WE HAVE LOOKED AT EACH SEGMENT’S PERFORMANCE. HERE IS HOW IT ALL CAME TOGETHER IN THE LAST NINE MONTHS.

REVENUES WERE $2 BILLION COMPARED TO $1.9 BILLION LAST YEAR. THAT INCREASE WAS PRIMARILY CAUSED BY LARGER SALES OF BRAZILIAN TOBACCOS AND THE STRENGTH OF THE EURO, WHICH OFFSET THE EFFECT OF THE ECONOMIC DECLINE ON OUR LUMBER BUSINESS REVENUES.

NET INCOME FOR THE NINE MONTHS WAS $79.0 MILLION, OR $3.08 PER DILUTED SHARE, COMPARED TO $90.5 MILLION, OR $3.38 PER DILUTED SHARE A YEAR AGO. RESULTS FOR THE NINE-MONTH PERIOD INCLUDE $14.8 MILLION IN RESTRUCTURING CHARGES BEFORE TAXES, RELATED TO THE CONSOLIDATION OF U.S. OPERATIONS TO BE ABLE TO COMPETE EFFECTIVELY IN THE U.S. MARKET (THAT IS $9.5 MILLION AFTER TAXES). THIS CHARGE CAUSED MUCH OF THE DECLINE IN OPERATING INCOME AS WELL AS THE DECLINE IN NET INCOME.

SO FAR, THE YEAR HAS DEVELOPED MUCH AS WE HAD EXPECTED. WE HAVE FACED SIGNIFICANT CHALLENGES IN A NUMBER OF AREAS. ONE OF THESE HAS CLEARLY BEEN THE STREAMLINING AND CONSOLIDATION OF U.S. OPERATIONS. AS WE HAVE SAID BEFORE, U.S. CROPS WILL CONTINUE TO DECLINE AS CUSTOMERS CONTINUE TO SEEK MORE COMPETITIVELY PRICED LEAF SUPPLIES IN

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

OTHER AREAS WHERE WE HAVE OPERATIONS. U.S. LEAF CAN ONLY BECOME COMPETITIVE IN THE WORLD MARKET IF THE U.S. TOBACCO PROGRAM IS DRAMATICALLY CHANGED. WHILE THERE ARE A NUMBER OF LEGISLATIVE PROPOSALS NOW CIRCULATING THAT WOULD MODIFY THE PROGRAM, AND IN SOME CASES, EVEN ELIMINATE IT, NO CONSENSUS HAS YET EMERGED, RAISING QUESTIONS AS TO THE LIKELIHOOD OF NEEDED CONGRESSIONAL ACTION IN THE NEAR FUTURE.

ZIMBABWE CONTINUES TO BE A CHALLENGE. WE ARE IN THE PROCESS OF REDUCING OUR OPERATIONS THERE IN RESPONSE TO EXPECTATIONS OF SMALLER CROPS IN THE FUTURE AND WE WILL TAKE A CHARGE OF ABOUT $12.5 MILLION BEFORE TAX (OR $6.5 MILLION AFTER TAXES AND MINORITY INTERESTS) IN OUR FOURTH QUARTER.

IN ADDITION, WE EXPECT TO RECOGNIZE A FOURTH QUARTER GAIN OF $17 MILLION, OR $12 MILLION AFTER MINORITY INTERESTS, ON REMEASUREMENT OF LOCAL CURRENCY DEBT IN THE AFRICAN REGION, RESULTING FROM GOVERNMENT ADJUSTMENT OF THE EXPORT EXCHANGE RATE. THIS GAIN WILL NOT BE TAXABLE IN THE COUNTRY OF ORIGIN. CONSISTENT WITH OUR POLICY, THERE WILL BE NO PROVISION FOR U.S. INCOME TAXES ON THE GAIN. SO WE EXPECT OUR OVERALL EFFECTIVE TAX RATE TO BE UNUSUALLY LOW IN FISCAL YEAR 2003 AT APPROXIMATELY 32%. AT THIS TIME WE CANNOT ESTIMATE OUR

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

OVERALL EFFECTIVE TAX RATE IN FISCAL YEAR 2004, EXCEPT THE RATE SHOULD RETURN TO 36%, AT A MINIMUM.

DIFFICULT CONDITIONS CONTINUE FOR A NUMBER OF OUR AGRI-PRODUCT OPERATIONS AND FOR OUR LUMBER AND BUILDING PRODUCTS DISTRIBUTION COMPANIES, WHICH ARE AFFECTED BY THE SOFT ECONOMY IN EUROPE, PARTICULARLY IN THE NETHERLANDS. HOWEVER, WE ARE PLEASED WITH THE RESULTS OF THESE OPERATIONS THIS YEAR GIVEN THE VERY TOUGH ENVIRONMENT. WE HAVE EXPERIENCED VERY STRONG SALES OF TOBACCO FROM BRAZIL AND ARGENTINA RESULTING IN A VERY POSITIVE CONTRIBUTION TO EARNINGS. WE ARE LOOKING FORWARD TO A GOOD FOURTH QUARTER AND EXPECT NET INCOME FOR THE FULL YEAR TO RANGE BETWEEN $110 MILLION AND $115 MILLION.

BEFORE DISCUSSING OUR PLANS FOR THE FUTURE, I WOULD LIKE TO BRING YOU UP TO DATE ON THE STATUS OF THE DELOACH CLASS ACTION LAWSUIT. AS WE HAVE NOTED IN OUR PUBLIC REPORTS, WE ARE A PARTY TO THAT LAWSUIT. THERE HAVE BEEN ONGOING DISCUSSIONS ABOUT TRYING TO RESOLVE THAT CASE WITHIN A CONFIDENTIAL MEDIATION PROCEDURE SUPERVISED BY THE COURT. LAST FRIDAY, WE ADVISED THE COURT THAT WE WISH TO PARTICIPATE IN A RESOLUTION OF THE CASE THROUGH THE MEDIATION PROCESS. ALTHOUGH WE ARE HOPEFUL THAT THE CASE WILL BE RESOLVED, IT IS STILL PREMATURE

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

TO PREDICT IF OR WHEN THAT MIGHT OCCUR. I CANNOT MAKE ANY FURTHER COMMENTS ON THESE PROCEDURES, AS THE MEDIATION PROCESS IS ONGOING AND CONFIDENTIAL. I NOTE, HOWEVER, THAT THE OUTCOME OF ANY SETTLEMENT OF THIS LAWSUIT COULD IMPACT THE EARNINGS GUIDANCE THAT I JUST GAVE YOU.

NOW I WOULD LIKE TO TALK ABOUT OUR PLANS FOR THE FUTURE. WE HAVE SPENT A GREAT DEAL OF OUR TIME BUILDING UNIVERSAL IN A NUMBER OF WAYS—BUILDING AND EXPANDING SOURCES OF LEAF TOBACCO, BUILDING EFFICIENT PROCESSING PLANTS, AND BUILDING CUSTOMER RELATIONSHIPS—ALL CONSISTENT WITH OUR ULTIMATE GOAL: BUILDING VALUE FOR OUR SHAREHOLDERS.

WE HAVE EXPANDED AND ARE CONTINUING TO DIVERSIFY OUR SOURCES OF TOBACCO. IN RESPONSE TO THE CONTINUED DECLINE OF PRODUCTION IN ZIMBABWE, WE HAVE BEEN ENCOURAGING LARGER CROPS IN OTHER AFRICAN COUNTRIES, AS WELL AS IN BRAZIL, TO COMPENSATE FOR THE LOSS OF FLUE-CURED VOLUME THAT WE CONTINUE TO EXPECT IN ZIMBABWE. WE BELIEVE THAT EFFORTS TO INCREASE PRODUCTION IN THE OTHER AFRICAN MARKETS—NOTABLY TANZANIA, UGANDA, MOZAMBIQUE, MALAWI, AND ZAMBIA—WILL BE SUCCESSFUL AND THAT WILL HELP TO ENSURE THAT WE CAN DIVERSIFY AND STRENGTHEN OUR SOURCES OF EXPORT QUALITY FLUE-CURED TOBACCO.

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

BRAZIL HAS HAD THE MOST OBVIOUS SUCCESS IN INCREASING ITS FLUE-CURED AND BURLEY CROPS, WHICH HAVE GROWN BY OVER 20% SINCE 2000 TO 628 MILLION KILOS. BRAZIL PRODUCES VERY ATTRACTIVE FLUE-CURED AND BURLEY LEAF, WHICH IS PRICE COMPETITIVE IN THE WORLD MARKET. IN RESPONSE TO A SIGNIFICANT DECLINE IN THE BRAZILIAN CURRENCY, THESE LARGER BRAZILIAN CROPS HAVE SEEN EVEN GREATER WORLD MARKET DEMAND. THE DEVALUATION OF THE ARGENTINE PESO HAS ALSO INCREASED THE ATTRACTIVENESS OF ARGENTINA’S FLUE-CURED AND BURLEY TOBACCOS. WE HAVE A STRONG POSITION IN BOTH OF THESE COUNTRIES, AND THE LARGER CROPS ARE POSITIVE FOR UNIVERSAL IN FISCAL YEAR 2003. NONETHELESS, THE CROPS THAT WE WILL SELL IN OUR FISCAL YEAR 2004 ARE SMALLER THAN WE HAD EXPECTED BECAUSE OF POOR WEATHER CONDITIONS IN BRAZIL. THE CROPS NOW TOTAL ABOUT 593 MILLION KILOS, WHICH IS CONSIDERABLY LARGER THAT 2001 BUT SMALLER THAN WE WOULD HAVE PREFERRED BECAUSE WE ARE USUALLY ABLE TO SELL EVERYTHING THAT WE CAN GET.

WE HAVE BEEN UPGRADING OUR PROCESSING CAPABILITY THROUGHOUT OUR KEY SOURCING REGIONS OVER THE LAST SEVERAL YEARS, IN ORDER TO IMPROVE EFFICIENCY AND PROVIDE BETTER PRODUCT QUALITY TO CUSTOMERS. IN THE UNITED STATES, WE ARE SPENDING ABOUT $130 MILLION TO UPGRADE OUR FACILITY IN DANVILLE, VIRGINIA, AND TO BUILD A NEW STATE-OF-THE ART

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

PROCESSING CENTER IN NASH COUNTY, NORTH CAROLINA. THE DANVILLE UPGRADE HAS BEEN COMPLETED, AND THE FACTORY IS IN OPERATION NOW. THE NASH COUNTY CENTER WILL BE IN OPERATION FOR NEXT FISCAL YEAR’S CROPS. WE BELIEVE THAT THESE NEW, EFFICIENT FACTORIES WILL ENABLE US TO OPERATE SUCCESSFULLY IN THE UNCERTAIN U. S. MARKET, WHERE PRODUCTION CONTINUES TO DECLINE IN RESPONSE TO NON-COMPETITIVE PRICES.

OUR CUSTOMER RELATIONSHIPS CONTINUE TO BE STRONG, AND WE HAVE WORKED HARD TO BUILD ON OUR POSITION WITH EACH OF THE MAJOR MULTINATIONAL MANUFACTURERS, AS WELL AS TO DEVELOP A NEW AND GROWING RELATIONSHIP WITH CHINA.

WE BELIEVE THAT ALL OF THESE EFFORTS WILL PROVIDE A SOLID BASE FOR FUTURE GROWTH IN VOLUMES AND EARNINGS. GROWTH IN EARNINGS IS ONE OF THE KEYS TO MAINTAINING OUR FINANCIAL STRENGTH AND ULTIMATELY BUILDING VALUE FOR OUR SHAREHOLDERS.

AS WE LOOK AHEAD TO THE CHALLENGES OF THE FUTURE, IT IS GOOD TO KNOW THAT OUR STRATEGY HAS STOOD THE TEST OF THE LAST SIX YEARS—WITH ONLY MINOR MODIFICATIONS.

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

WE KNOW THAT OUR SUCCESS DEPENDS ON OUR CUSTOMERS AND OUR FIRST PRIORITY IS TO PROVIDE THE HIGHEST POSSIBLE SERVICE TO THEM SO THAT WE WILL CONTINUE TO BE THE LEADING SUPPLIER TO EVERY MAJOR MANUFACTURER.

WE WILL OPERATE AS ONE COMPANY WITH A GLOBAL PERSPECTIVE BY LEVERAGING THE TALENTS OF OUR WORLDWIDE ORGANIZATION TO HELP THE ENTIRE COMPANY REACH ITS GOALS.

WE WILL HAVE STRONG LOCAL MANAGEMENT IN THE MAJOR GROWING REGIONS. WE BELIEVE THAT IS A STRENGTH THAT PROVIDES US WITH AN EDGE OVER OUR COMPETITION.

WE WILL CONTINUE TO STRENGTHEN OUR STRATEGIC ALLIANCES WITH MAJOR MULTI-NATIONAL CUSTOMERS. THIS WILL ALLOW US NOT ONLY TO GROW WITH THEM BUT ALSO TO OPTIMIZE UNCOMMITTED INVENTORY LEVELS. WE BELIEVE THAT IT RARELY MAKES GOOD BUSINESS SENSE TO HOLD UNCOMMITTED INVENTORIES IN OUR INDUSTRY.

MAINTAINING A MAJOR PRESENCE IN THE KEY EXPORTING AREAS OF THE WORLD IS ESSENTIAL TO PROVIDING THE QUANTITIES OF HIGH QUALITY TOBACCO THAT THESE CUSTOMERS REQUIRE.

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

WE CONTINUE TO SEEK NEW SOURCES OF EXPORT QUALITY TOBACCOS.

OVER THE LONG TERM, WE DO NOT INTEND TO BE OVERLY RELIANT ON ANY ONE SOURCE OF SUPPLY, BUT IN THE SHORT TERM, BRAZIL HAS BEEN THE PRIMARY BENEFICIARY OF THE VOLUME DECLINE IN ZIMBABWE.

IN OUR NON-TOBACCO BUSINESSES, WE CONTINUE TO FOCUS ON NICHE MARKETS WHERE WE CAN HAVE SIGNIFICANT MARKET PRESENCE AND ADD VALUE.

WE WILL MAINTAIN OUR FINANCIAL STRENGTH BECAUSE IT ENABLES US TO PROVIDE COMPETITIVE FINANCING TO OUR CUSTOMERS AND TAKE ADVANTAGE OF GROWTH OPPORTUNITIES.

EACH YEAR WE REVIEW OUR CASH FLOW AND MAKE DECISIONS ABOUT ITS USE—SPENDING ON INVESTMENT FOR GROWTH, DIVIDENDS, OR RETIREMENT OF SHARES OR DEBT. OVER THE LAST SIX YEARS, WE HAVE GENERATED NEARLY $1 BILLION IN CASH FLOWS FROM OPERATING ACTIVITIES. WE INVESTED ABOUT 45% OF IT TO MAINTAIN OUR PLANTS AND INCREASE OUR BUSINESS. WE HAVE RETURNED ABOUT 20% OF IT TO OUR SHAREHOLDERS IN DIVIDENDS, AND USED

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

ABOUT 30% TO REPURCHASE OUR COMMON STOCK. THE REMAINDER, ALONG WITH EXCESS CASH, WAS USED TO REDUCE DEBT LEVELS.

WE HAVE OFTEN SAID THAT OUR FIRST CHOICE AMONG THESE ALTERNATIVES IS GROWTH — AS LONG AS OUR INVESTMENTS RETURN MORE THAN OUR COST OF CAPITAL. THE JANUARY ACQUISITION OF JÉWÉ COMPLEMENTS AND EXPANDS OUR EXISTING DO-IT-YOURSELF DISTRIBUTION ACTIVITIES AND PROVIDES IMPORTANT OPPORTUNITIES TO EXPAND IN THE GROWING EUROPEAN DO-IT-YOURSELF MARKETS.

BUT ACQUISITIONS ARE ONLY ONE WAY THAT WE EXPECT TO GROW. BEING THE MARKET LEADER DOES NOT MEAN THAT WE DO NOT HAVE GOOD OPPORTUNITIES FOR FURTHER ORGANIC GROWTH. DESPITE OPERATING IN A LOW GROWTH TOBACCO MARKET WORLDWIDE, WE BELIEVE THAT OUR STRONG POSITION WITH THE MAJOR MULTINATIONAL MANUFACTURERS WILL ENABLE US TO GROW WITH THEM AS THEY INCREASE THEIR SHARE OF THE WORLD CIGARETTE MARKET. WE ALSO HAVE A LEADING TRADING POSITION IN CHINA, THE LARGEST MARKET FOR TOBACCO IN THE WORLD.

WE BELIEVE THAT THE QUALITY OF OUR PROCESSING CAPABILITIES IN EACH OF THE KEY EXPORTING REGIONS, AS WELL AS IN THE UNITED STATES, WILL

2003 Tobacco Supplier Conference

The New York Athletic Club

New York—May 13, 2003

PROVIDE AVENUES FOR GROWTH IN OUR MARKET SHARE, AS WE DEMONSTRATE ADVANTAGES IN BOTH COST AND PRODUCT QUALITY.

OUR ORIENTAL TOBACCO JOINT VENTURE HAS ROOM TO GROW IN ITS SOMEWHAT FRAGMENTED ARENA AS IT PROVIDES MODERN PROCESSING, HIGH QUALITY PRODUCTS, AND SOURCING LOGISTICS IN THE LIMITED AREAS OF THE WORLD WHERE SUCH TOBACCOS ARE GROWN.

OUR NON-TOBACCO BUSINESSES GENERALLY OPERATE IN LESS CONSOLIDATED MARKETS. WE BELIEVE THAT THEY CAN INCREASE THEIR BUSINESS BOTH ORGANICALLY AND THROUGH CONSOLIDATION OF THEIR MARKETS.

WE BELIEVE THAT WE HAVE OPPORTUNITIES FOR GROWTH WITHIN OUR BUSINESSES AND WE WILL PURSUE THEM.

WE BELIEVE THAT FISCAL YEAR 2003 WILL BE A GOOD YEAR, AND WE HOPE TO IMPROVE OUR PERFORMANCE OVER THE YEARS TO COME.

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